Independent Auditors' Consent

To the Shareholders and Board of Directors of the GE Investments Funds, Inc.:

We consent to the reference to our Firm under the heading "Independent Auditors" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 22 to Form N-1A for GE Investments Funds, Inc. (File No. 2-91369).

                                                /s/ KPMG Peat Marwick LLP
                                                ------------------------------
                                                KPMG Peat Marwick LLP

New York, New York
December 11, 1997